UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): March 6, 2007


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-25675                    74-3055158
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)


                                 (303) 541-1005
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Patron Systems, Inc.'s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Patron Systems, Inc.'s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect,"
"anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Patron Systems, Inc.'s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Patron Systems, Inc. undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETE INTERIM REVIEW.

On March 6, 2007, the Board of Directors of Patron Systems, Inc. (the "Company") determined that certain amounts reported in its unaudited condensed consolidated interim financial statements for the quarters ended March 31, 2006, and June 30, 2006, and for the six months ended June 30, 2006 and nine months ended September 30, 2006 needed to be restated as described below.

While performing their audit of the Company's financial statements for the year ended December 31, 2006, Marcum & Kliegman LLP ("M&K"), the Company's independent registered public accounting firm, discovered that there may be errors in the accounting for certain transactions occurring during the quarter ended March 31, 2006 and the quarter ended June 30, 2006. M&K informed the Company's management of the possible misstatements. Upon review of these transactions the Company's management discovered that the accounting for these transactions resulted in a $2,408,250 overstatement of its loss for the quarterly period ended March 31, 2006 and a $593,765 overstatement of its loss for the quarterly period ended June 30, 2006, which also resulted in an overstatement of the year to date losses in the six and nine month periods ended June 30, 2006 and September 30, 2006, respectively. Specifically, the Company recorded for the three months ended March 31, 2006, 1) a net loss of $858,213 on the settlement of various liabilities under its creditor and claimant liabilities restructuring program when it should have recorded a net gain of approximately $906,987, 2) excess non-cash interest of $358,000 with respect to a conversion option that became effective under two of its Interim Bridge Financing III notes and 3) charged, as interest expense, a $285,050 fee paid to the placement agent in its Series A Preferred stock financing transaction that should have been recorded as a reduction of the offering proceeds. For the three months ended June 30, 2006, the company recorded a net gain of $371,616 on the settlement of various liabilities under its creditor and claimant liabilities restructuring program when it should have recorded a net gain of approximately $965,381. The nature of the adjustments required in the creditor and claimant liabilities restructuring in the quarters ended March 31, 2006 and June 30, 2006, relate to an overvaluation of the Series A-1 preferred shares issued in the exchange offer offset by gains on the extinguishment of liabilities that originated in connection with obligations to issue or repurchase stock.

The effect of the restatement on the Company's previously issued unaudited condensed consolidated interim financial statements is as follows:


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


                           Three Months                    Three Months                     Six Months
                               ended                           ended                           ended
                          March 31, 2006                   June 30, 2006                   June 30, 2006
                   ----------------------------    ----------------------------    ----------------------------
                   As Previously        As         As Previously        As         As Previously        As
                     Reported        Restated        Reported        Restated        Reported        Restated
                   ------------    ------------    ------------    ------------    ------------    ------------
Loss/(Gain)
associated
with settlement
agreements .....   $    858,213    $   (906,987)   $   (371,616)   $   (965,381)   $    486,597    $ (1,872,368)

Interest expense   $ (1,615,514)   $   (972,464)   $    (88,421)   $    (88,421)   $ (1,703,935)   $ (1,060,885)

Net loss from
continuing
operations .....   $ (4,400,074)   $ (1,991,824)   $ (1,420,313)   $   (826,548)   $ (5,715,425)   $ (2,713,410)

Net loss
available to
common
stockholders ...   $ (4,400,074)   $ (1,991,824)   $ (1,621,017)   $ (1,027,252)   $ (6,021,091)   $ (3,019,076)

Net loss per
share-
continuing
operations .....   $      (2.06)   $      (0.91)   $      (0.71)   $      (0.44)   $      (2.75)   $      (1.33)

Net loss per
share - total ..   $      (2.11)   $      (0.96)   $      (0.75)   $      (0.47)   $      (2.83)   $      (1.42)

Additional paid
in capital .....   $ 93,922,101    $ 91,513,851    $ 97,792,968    $ 94,790,953    $ 97,792,968    $ 94,790,953

Accumulated
Deficit ........   $(88,788,101)   $(86,379,851)   $(90,409,118)   $(87,407,103)   $(90,409,118)   $(87,407,103)


                            Nine Months
                               ended
                        September 30, 2006
                   ----------------------------
                   As Previously        As
                     Reported        Restated
                   ------------    ------------
Loss/(Gain)
associated
with settlement
agreements .....   $    (93,944)   $ (2,452,909)

Interest expense   $ (1,768,499)   $ (1,125,449)

Net loss from
continuing
operations .....   $ (6,872,302)   $ (3,870,287)

Net loss
available to
common
stockholders ...   $ (7,300,152)   $ (4,298,137)

Net loss per
share-
continuing
operations .....   $      (1.44)   $      (0.83)

Net loss per
share - total ..   $      (1.48)   $      (0.87)

Additional paid
in capital .....   $ 97,468,961    $ 94,466,946

Accumulated
Deficit ........   $(91,688,179)   $(88,686,164)

A) For the quarter ended March 31, 2006, a reduction in the net loss of $2,408,250 ($1.15 per share) and a corresponding reduction in accumulated deficit of $2,408,250 and a reduction of additional paid in capital of $2,408,250.

B) For the quarter ended June 30, 2006, a reduction in the net loss of $593,765 ($0.27 per share) and a corresponding reduction in accumulated deficit of $593,765 and a reduction of additional paid in capital of $593,765.

C) For the six months ended June 30, 2006, a reduction in the net loss of $3,002,015 ($1.41 per share) and a corresponding reduction in accumulated deficit of $3,002,015 and a reduction of additional paid in capital of $3,002,015.

D) For the nine months ended September 30, 2006, a reduction in the net loss of $3,002,015 ($0.61 per share) and a corresponding reduction in accumulated deficit of $3,002,015 and a reduction of additional paid in capital of $3,002,015.


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


The Company's management and Board of Directors concluded that the previously issued unaudited interim financial statements for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006, respectively, included in the respective Forms 10-QSB, should no longer be relied upon. The Company will be filing an amendment to its Quarterly Reports on Form 10-QSB for each of the periods ended March 31, 2006, June 30, 2006 and September 30, 2006 to reflect the restatement discussed above as soon as practicable.

The Company's management and the Board of Directors have discussed their findings and conclusions relating to these adjustments with M&K.

The  information  in this report  shall not be deemed  "filed"  for  purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PATRON SYSTEMS, INC.



Date:    March 12, 2007                 By:     /s/ Martin T. Johnson
                                                -------------------------------
                                                    Martin T. Johnson
                                                    Chief Financial Officer


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